UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 1, 2007
Date of Report (Date of earliest event reported)

HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                      001-13790                                           76-0336636
(State or other jurisdiction of incorporation)     (Commission File Number)         (IRS Employer Identification No.)

13403 Northwest Freeway, Houston, Texas 77040-6094
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 690-7300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                             Officers; Compensatory Arrangements of Certain Directors.

On November 2, 2007, HCC Insurance Holdings, Inc. (the “Company”) announced the resignation of James R. Crane from the Company’s Board of Directors to pursue other business interests effective as of November 1, 2007.

Item 7.01    Regulation FD Disclosure

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is also available at the Company’s website at www.hcc.com.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

No.	Exhibit
99.1	Press Release dated November 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC INSURANCE HOLDINGS, INC.

Date:  November 2, 2006                                            By:             /s/ Frank J. Bramanti
Name:   Frank J. Bramanti
Title:      Chief Executive Officer